UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2010

DOLPHIN DIGITAL MEDIA, INC.
 (Exact name of registrant as specified in its charter)

Nevada	0-50621	86-0787790
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Douglas Road, Executive Tower Bldg., Suite 365, Miami, Florida	33134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 774-0407

Registrant’s facsimile number, including area code: (954) 774-0405

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01  Other Events

On June 28, 2010, Dolphin Digital Medial, Inc. (the “Company”) announced that it has entered into a letter of intent to acquire 24eight, LLC, a privately held company. A copy of the press release is attached hereto.

9.01  Exhibits

Exhibit #	Description
99.1	Press Release dated June 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOLPHIN DIGITAL MEDIA, INC.

Date: June 28, 2010

By: /s/ William O’Dowd IV
Name: William O’Dowd IV
Title: Chief Executive Officer

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